EXHIBIT 8.1

                                                   February 23, 2005


To Each of the Parties Listed
on Schedule A Attached Hereto


                  Opinion:  Tax (Notes)
                  The National Collegiate Student Loan Trust 2005-1 Student Loan Asset Backed LIBOR Rate Notes
                  ------------------------------------------


Ladies and Gentlemen:

         We have acted as counsel to The National Collegiate Student Loan Trust 2005-1, a Delaware statutory trust (the "Trust"), The National Collegiate Funding LLC (the "Depositor"), The First Marblehead Corporation ("FMC") and First Marblehead Data Services, Inc. ("FMDS") as to certain matters in connection with (i) the Student Loan Purchase Agreements listed on Schedule B (each, a "Student Loan Purchase Agreement"), each among a bank listed on Schedule C (each, a "Bank") as originator pursuant to the student loan programs listed on Schedule D and seller of student loans (each, a "Student Loan") and FMC, and the Pool Supplements thereto listed on Schedule E (each, a "Pool Supplement"), each among a Bank, FMC, the Trust and the Depositor, (ii) the Deposit and Sale Agreement, dated as of February 23, 2005 (the "Deposit and Sale Agreement"), between the Depositor and the Trust, (iii) the Indenture, dated as of February 1, 2005 (the "Indenture"), between the Trust and U.S. Bank National Association (the "Indenture Trustee"), and the Student Loan Asset Backed Notes Series 2005-1 (the "Notes") issued pursuant thereto, (iv) each of the Guaranty Agreements listed on Schedule F (each, a "Guaranty Agreement"), each between The Education Resources Institute, Inc. ("TERI") and a Bank, (v) each of the Deposit and Security Agreements, Control Agreements and Security Agreements listed on Schedule G (each, a "Deposit Agreement"), (vi) the Deposit and Security Agreement, dated as of February 23, 2005 (the "Security Agreement"), among TERI, the Trust and FMDS, (vii) the Custodial Agreements, each dated as of February 23, 2005 (the "Custodial Agreements"), among the Trust, the Indenture Trustee and the Pennsylvania Higher Education Assistance Agency ("PHEAA"), Great Lakes Educational Loan Services, Inc. ("Great Lakes"), CFS-SunTech Servicing, LLC ("SunTech") and Educational Services of America, Inc. ("Educational Services"), respectively, (viii) (a) the Alternative Servicing Agreement, dated October 16, 2001, as amended (the "PHEAA Servicing Agreement"), between PHEAA and FMC, (b) the Non-FFELP Loan Servicing Agreement, dated as of May 1, 2003 (the "Great Lakes Servicing Agreement"), between Great Lakes and FMC, (c) the Private Consolidation Servicing Agreement, dated March 26, 2004 (the "SunTech Servicing Agreement"), between SunTech and FMC, and (d) the Alternative Servicing Agreement, dated as of February 1, 2004, as supplemented (together with the PHEAA Servicing Agreement, the

Opinion:  Tax (Notes)                                                    Page 2.
The National Collegiate Student Loan Trust 2005-1
February 23, 2005


Great Lakes Servicing Agreement and the SunTech Servicing Agreement, the "Servicing Agreements"), between Educational Services and FMC, (ix) the Servicer Consent Letters, each dated as of February 23, 2005 (the "Servicer Consent Letters"), among FMC, the Trust and PHEAA, Great Lakes, SunTech and Educational Services, respectively, (x) the Interim Trust Agreement, dated as of January 31, 2005, between Delaware Trust Company, National Association (the "Owner Trustee") and the Depositor, as amended and restated by the Trust Agreement, dated as of February 23, 2005 (as amended and restated, the "Trust Agreement"), among the Owner Trustee, the Depositor and TERI, and the owner trust certificates issued pursuant thereto (the "Owner Trust Certificates"), (xi) the Administration Agreement, dated as of February 23, 2005 (the "Administration Agreement"), among the Trust, the Owner Trustee, the Indenture Trustee, FMDS and the Depositor,
(xii) the Underwriting Agreement, dated as of February 15, 2005 (the "Underwriting Agreement"), among the Depositor and UBS Securities LLC, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., on behalf of themselves and the other underwriters listed thereon (collectively, the "Underwriters"),
(xiii) the Acknowledgment of Guaranty Agreements, dated as of February 23, 2005 (the "Acknowledgment"), by TERI, (xiv) the Structuring Advisory Agreement, dated as of February 23, 2005 (the "Structuring Agreement"), between the Trust and FMC, (xv) each Loan Origination Agreement listed on Schedule H (each, an "Origination Agreement"), (xvi) the Back-up Administration Agreement, dated as of February 23, 2005 (the "Back-up Administration Agreement"), among the Trust, the Depositor, FMDS, the Owner Trustee and U.S. Bank National Association,
(xvii) the Base Prospectus, dated October 6, 2004 (the "Base Prospectus"), the related Preliminary Prospectus Supplement, dated January 31, 2005 (the "Preliminary Prospectus Supplement") and the related Prospectus Supplement, dated February 18, 2005 (together with the Preliminary Prospectus Supplement, the "Prospectus Supplement"; together with the Base Prospectus, the "Prospectus"), (xviii) Registration Statement No. 333-118894 filed with the U.S. Securities and Exchange Commission (the "Registration Statement") and (xix) the Grantor Trust Agreement, dated as of February 23, 2005 (the "Grantor Trust Agreement"), between the Depositor and U.S. Bank National Association (the "Grantor Trustee") creating NCF Grantor Trust 2005-1 (the "Grantor Trust"), and the grantor trust certificates (the "Grantor Trust Certificates") issued pursuant thereto. Each Student Loan Purchase Agreement, each Pool Supplement, the Deposit and Sale Agreement, the Indenture, each Guaranty Agreement, each Deposit Agreement, the Security Agreement, each Custodial Agreement, each Servicing Agreement, each Servicer Consent Letter, the Trust Agreement, the Administration Agreement, the Underwriting Agreement, the Acknowledgment, the Structuring Agreement, each Origination Agreement, the Back-up Administration Agreement and the Grantor Trust Agreement are collectively referred to herein as the "Agreements." Capitalized terms not defined herein have the meanings assigned to them in Appendix A to the Indenture. This opinion is being delivered pursuant to Section 6 of the Underwriting Agreement.

         The Depositor is causing the Grantor Trust Certificates to be issued pursuant to the Grantor Trust Agreement. The Depositor is selling the Grantor Trust Certificates to Deutsche Bank Securities Inc. and UBS Securities LLC pursuant to the Underwriting Agreement. The Grantor Trust Certificates represent the entire beneficial interest in the trust fund (the "Trust Fund") consisting of certain of the Notes (the Class A-5-1 Notes, the Class A-5-2 Notes and the

Opinion:  Tax (Notes)                                                    Page 3.
The National Collegiate Student Loan Trust 2005-1
February 23, 2005


Class A-IO Notes (the "Deposit Notes")). On the Closing Date, the Depositor is transferring the Deposit Notes to the Grantor Trust in exchange for the Grantor Trust Certificates evidencing the entire beneficial ownership interest in the Trust Fund.

         In rendering this opinion letter, as to relevant factual matters we have examined the documents described above and such other documents as we have deemed necessary including, where we have deemed appropriate, representations or certifications of officers of parties thereto or public officials. In rendering this opinion letter, except for the matters that are specifically addressed in the opinions expressed below, with your permission we have assumed, and are relying thereon without independent investigation, (i) the authenticity of all documents submitted to us as originals or as copies thereof, and the conformity to the originals of all documents submitted to us as copies, (ii) the necessary entity formation and continuing existence in the jurisdiction of formation, and the necessary licensing and qualification in all jurisdictions, of all parties to all documents, (iii) the necessary entity authorization, execution, delivery and enforceability (as limited by bankruptcy and other insolvency laws) of all documents, and the necessary entity power and authority with respect thereto, and (iv) that there is not any other agreement that modifies or supplements the agreements expressed in any document to which this opinion letter relates and that renders any of the opinions expressed below inconsistent with such document as so modified or supplemented. In rendering this opinion letter, except for the matters that are specifically addressed in the opinions expressed below, we have made no inquiry, have conducted no investigation and assume no responsibility with respect to (a) the accuracy of and compliance by the parties thereto with the representations, warranties and covenants as to factual matters contained in any document or (b) the conformity of the underlying assets and related documents to the requirements of any agreement to which this opinion letter relates.

         This opinion letter is based upon our review of the documents referred to herein. We have conducted no independent investigation with respect to the facts contained in such documents and relied upon in rendering this opinion letter. We also note that we do not represent any of the parties to the transactions to which this opinion letter relates or any of their affiliates in connection with matters other than certain transactions. However, the attorneys in this firm who are directly involved in the representation of parties to the transactions to which this opinion letter relates, after such consultation with such other attorneys in this firm as they deemed appropriate, have no actual present knowledge of the inaccuracy of any fact relied upon in rendering this opinion letter.

         In rendering this opinion letter, we do not express any opinion concerning any law other than the federal income tax laws of the United States, including without limitation the Internal Revenue Code of 1986, as amended (the "Code"). We do not express any opinion herein with respect to any matter not specifically addressed in the opinions expressed below, including without limitation (i) any statute, regulation or provision of law of any county, municipality or other political subdivision or any agency or instrumentality thereof or (ii) the securities or tax laws of any jurisdiction.

Opinion:  Tax (Notes)                                                    Page 4.
The National Collegiate Student Loan Trust 2005-1
February 23, 2005


         The tax opinions set forth below are based upon the existing provisions of applicable law and regulations issued or proposed thereunder, published rulings and releases of applicable agencies or other governmental bodies and existing case law, any of which or the effect of any of which could change at any time. Any such changes may be retroactive in application and could modify the legal conclusions upon which such opinions are based. The opinions expressed herein are limited as described below, and we do not express any opinion on any other legal or income tax aspect of the transactions contemplated by the Agreements.

         Based upon and subject to the foregoing, it is our opinion that:

         1. The statements made in the Base Prospectus and Prospectus Supplement under the heading "U.S. Federal Income Tax Consequences", to the extent that those statements constitute matters of law or legal conclusions with respect thereto, while not purporting to discuss all possible consequences of investment in the Notes and Grantor Trust Certificates offered thereby, are correct in all material respects with respect to those consequences or matters that are discussed therein.

         2. For United States federal income tax purposes, assuming the accuracy of and compliance with the representations, covenants and other provisions of the Agreements without any waiver or modification thereof, although there are no regulations, rulings or judicial precedents addressing the characterization for federal income tax purposes of securities having terms substantially the same as those of the Notes, for federal income tax purposes the Notes will be treated as indebtedness to holders thereof other than the owner of the Owner Trust Certificates, and not as ownership interests in the Trust or in a separate association taxable as a corporation, and the Trust will not be classified as an association taxable as a corporation.

         This opinion letter is rendered for the sole benefit of each addressee hereof with respect to the matters specifically addressed herein, and no other person or entity is entitled to rely hereon. Copies of this opinion letter may not be made available, and this opinion letter may not be quoted or referred to in any other document made available, to any other person or entity except (i) to any applicable rating agency, institution providing credit enhancement or liquidity support or governmental authority, (ii) to any accountant or attorney for any person or entity entitled hereunder to rely hereon or to whom or which this opinion letter may be made available as provided herein, (iii) to any and all persons, without limitation, in connection with the disclosure of the tax treatment and tax structure of the transaction (as defined in Treasury regulation section 1.6011-4) and (iv) as otherwise required by law; provided that none of the foregoing is entitled to rely hereon unless an addressee hereof. We assume no obligation to revise, supplement or withdraw this opinion letter, or otherwise inform any addressee hereof or other person or entity, with respect to any change occurring subsequent to the delivery hereof in any applicable fact or law or any judicial or administrative interpretation thereof, even though such change may affect a legal analysis or conclusion contained herein. In addition, no attorney-client relationship exists or has existed by reason of this opinion letter between our firm and any addressee hereof or other person or entity except for any addressee that is identified in the first

Opinion:  Tax (Notes)                                                    Page 5.
The National Collegiate Student Loan Trust 2005-1
February 23, 2005


paragraph hereof as a person or entity for which we have acted as counsel in rendering this opinion letter. In permitting reliance hereon by any person or entity other than such an addressee for which we have acted as counsel, we are not acting as counsel for such other person or entity and have not assumed and are not assuming any responsibility to advise such other person or entity with respect to the adequacy of this opinion letter for its purposes.


                                             Very truly yours,


                                             /s/ Thacher Proffitt & Wood LLP

                                   SCHEDULE A


Ambac Assurance Corporation
One State Street Plaza
New York, New York 10004

UBS Securities LLC
1285 Avenue of the Americas
New York, New York 10019

Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017

Lehman Brothers Inc.
745 Seventh Avenue, 7th Floor
New York, New York 10019

Fitch, Inc.
One State Street Plaza
New York, New York 10004

Moody's Investors Service, Inc.
99 Church Street
New York, New York 10007

Standard & Poor's
55 Water Street, 40th Floor
New York, New York 10004

U.S. Bank National Association
Corporate Trust Services-SFS
One Federal Street, 3rd Floor
Boston, Massachusetts 02110

Delaware Trust Company, National Association
300 Delaware Avenue, 9th Floor
Wilmington, Delaware 19801

                                   SCHEDULE B
                            Note Purchase Agreements


         Each of the Note Purchase Agreements, as amended or supplemented, was entered into by and between The First Marblehead Corporation and:

o Bank of America, N.A., dated April 30, 2001, for loans that were originated under Bank of America's BAGEL Loan Program, CEDU Loan Program and ISLP Loan Program.
o Bank of America, N.A., dated June 30, 2003, for loans that were originated under Bank of America's Direct to Consumer Loan Program.
o Bank One, N.A., dated May 1, 2002, for loans that were originated under Bank One's CORPORATE ADVANTAGE Loan Program and EDUCATION ONE Loan Program.
o Bank One, N.A., dated July 26, 2002, for loans that were originated under Bank One's M&T REFERRAL Loan Program
o Charter One Bank, N.A., dated as of December 29, 2003 for loans that were originated under Charter One's AAA Southern New England Bank Loan Program.
o Charter One Bank, N.A., dated October 31, 2003, for loans that were originated under Charter One's AES EducationGAIN Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's (AMS) TuitionPay Diploma Loan Program.
o Charter One Bank, N.A., dated July 15, 2003, for loans that were originated under Charter One's Brazos Alternative Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's CFS Direct to Consumer Loan Program.
o Charter One Bank, N.A., dated June 30, 2003, for loans that were originated under Charter One's Citibank Flexible Education Loan Program.
o Charter One Bank, N.A., dated July 1, 2002, for loans that were originated under Charter One's College Loan Corporation Loan Program.
o Charter One Bank, N.A., dated December 4, 2002, for loans that were originated under Charter One's Comerica Alternative Loan Program.
o Charter One Bank, N.A., dated December 1, 2003, for loans that were originated under Charter One's Custom Educredit Loan Program.
o Charter One Bank, N.A., dated May 10, 2004, for loans that were originated under Charter One's Edfinancial Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's Education Assistance Services Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's ESF Alternative Loan Program.
o Charter One Bank, N.A., dated September 15, 2003, for loans that were originated under Charter One's Extra Credit II Loan Program (North Texas Higher Education).
o Charter One Bank, N.A., dated September 20, 2003, for loans that were originated under Charter One's M&I Alternative Loan Program.
o Charter One Bank, N.A., dated November 17, 2003, for loans that were originated under Charter One's National Education Loan Program.

o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's Navy Federal Alternative Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's NextStudent Alternative Loan Program.
o Charter One Bank, N.A., dated March 26, 2004, for loans that were originated under Charter One's NextStudent Private Consolidation Loan Program.
o Charter One Bank, N.A., dated March 17, 2003, for loans that were originated under Charter One's PNC Bank Resource Loan Program.
o Charter One Bank, N.A., dated May 1, 2003, for loans that were originated under Charter One's SAF Alternative Loan Program.
o Charter One Bank, N.A., dated September 20, 2002, for loans that were originated under Charter One's Southwest Loan Program.
o Charter One Bank, N.A., dated March 25, 2004, for loans that were originated under Charter One's START Education Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's WAMU Alternative Student Loan Program.
o Chase Manhattan Bank USA, N.A., dated September 30, 2003, for loans that were originated under Chase's Chase Extra Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Compass Bank Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's DTC Alternative Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Navy Federal Referral Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Xanthus Loan Program.
o Citizens Bank of Rhode Island, dated October 1, 2002, for loans that were originated under Citizens Bank of Rhode Island's Pennsylvania State University Undergraduate and Continuing Education Loan Program.
o The Huntington National Bank, dated May 20, 2003, for loans that were originated under The Huntington National Bank's Huntington Bank Education Loan Program.
o Manufacturers and Traders Trust Company, dated April 29, 2004, for loans that were originated under Manufacturers and Traders Trust Company's Alternative Loan Program.
o National City Bank, dated November 13, 2002, for loans that were originated under National City Bank's National City Loan Program.
o PNC Bank, N.A., dated April 22, 2004, for loans that were originated under PNC Bank's Alternative Conforming Loan Program.
o SunTrust Bank, dated March 1, 2002, for loans that were originated under SunTrust Bank's SunTrust Alternative Loan Program.

                                   SCHEDULE C
                                Loan Originators


o        Bank of America, N.A.


o        Bank One, N.A.


o        Charter One Bank, N.A.


o        Chase Manhattan Bank USA, N.A.


o        Citizens Bank of Rhode Island


o        The Huntington National Bank


o        Manufacturers and Traders Trust Company


o        National City Bank


o        PNC Bank


o        SunTrust Bank

                                   SCHEDULE D
                              Student Loan Programs


         Bank of America, N.A.

o        BAGEL Loan Program
o        CEDU Loan Program
o        Direct to Consumer (DTC) Loan Program
o        ISLP Loan Program


         Bank One, N.A.

o        CORPORATE ADVANTAGE Loan Program
o        EDUCATION ONE Loan Program
o        M&T REFERRAL Loan Program


         Charter One Bank, N.A.

o        AAA Southern New England Bank
o        AES EducationGAIN Loan Program
o        Academic Management Services (AMS) TuitionPay Diploma Loan Program
o        Brazos Alternative Loan Program
o        CFS Direct to Consumer Loan Program
o        Citibank Flexible Education Loan Program
o        College Loan Corporation Loan Program
o        Comerica Alternative Loan Program
o        Custom Educredit Loan Program
o        Edfinancial Loan Program
o        Education Assistance Services (EAS) Alternative Loan Program
o        ESF Alternative Loan Program
o        Extra Credit II Loan Program (North Texas Higher Education)
o        M&I Alternative Loan Program
o        National Education Loan Program
o        Navy Federal Alternative Loan Program
o        NextStudent Alternative Loan Program
o        NextStudent Private Consolidation Loan Program
o        PNC Bank Resource Loan Program
o        SAF Alternative Loan Program
o        Southwest Loan Program
o        START Education Loan Program
o        WAMU Alternative Student Loan Program


         Chase Manhattan Bank USA, N.A.

o        Chase Extra Loan Program

         Citizens Bank of Rhode Island

o        Compass Bank Loan Program
o        DTC Loan Program
o        Navy Federal Referral Loan Program
o        Xanthus Loan Program
o Pennsylvania State University Undergraduate and Continuing Education Loan Programs


         The Huntington National Bank

o        Huntington Bank Education Loan Program


         Manufacturers and Traders Trust Company

o        M&T Alternative Loan Program

         National City Bank

o        National City Loan Program


         PNC Bank

o        PNC Bank Alternative Loan Program


         SunTrust Bank

o        SunTrust Alternative Loan Program

                                   SCHEDULE E
                                Pool Supplements


         Each of the following Pool Supplements was entered into by and among The First Marblehead Corporation, The National Collegiate Funding LLC and:

o Bank of America, N.A., dated February 23, 2005, for loans that were originated under Bank of America's BAGEL Loan Program, CEDU Loan Program, Direct to Consumer Loan Program and ISLP Loan Program.
o Bank One, N.A., dated February 23, 2005, for loans that were originated under Bank One's CORPORATE ADVANTAGE Loan Program, EDUCATION ONE Loan Program and M&T REFERRAL Loan Program.
o Charter One Bank, N.A., dated February 23, 2005, for loans that were originated under the following Charter One programs: AAA Southern New England Bank, AES EducationGAIN Loan Program, (AMS) TuitionPay Diploma Loan Program, Brazos Alternative Loan Program, CFS Direct to Consumer Loan Program, Citibank Flexible Education Loan Program, College Loan Corporation Loan Program, Comerica Alternative Loan Program, Custom Educredit Loan Program, Edfinancial Loan Program, Education Assistance Services Loan Program, ESF Alternative Loan Program, Extra Credit II Loan Program (North Texas Higher Education), M&I Alternative Loan Program, National Education Loan Program, Navy Federal Alternative Loan Program, NextStudent Alternative Loan Program, NextStudent Private Consolidation Loan Program, PNC Bank Resource Loan Program, SAF Alternative Loan Program, START Education Loan Program, Southwest Loan Program and WAMU Alternative Student Loan Program.
o Chase Manhattan Bank USA, N.A., dated February 23, 2005, for loans that were originated under Chase's Chase Extra Loan Program.
o Citizens Bank of Rhode Island, dated February 23, 2005, for loans that were originated under Citizens Bank of Rhode Island's Compass Bank Loan Program, DTC Loan Program, Navy Federal Referral Loan Program, Xanthus Loan Program and Pennsylvania State University Undergraduate and Continuing Education Loan Program.
o The Huntington National Bank, dated February 23, 2005, for loans that were originated under The Huntington National Bank's Huntington Bank Education Loan Program.
o Manufacturers and Traders Trust Company, dated February 23, 2005, for loans that were originated under Manufacturers and Traders Trust Company's M&T Alternative Loan Program.
o National City Bank, dated February 23, 2005, for loans that were originated under National City Bank's National City Loan Program.
o PNC Bank, dated February 23, 2005, for loans that were originated under PNC Bank's PNC Bank Alternative Loan Program.
o SunTrust Bank, dated February 23, 2005, for loans that were originated under SunTrust Bank's SunTrust Alternative Loan Program.

                                   SCHEDULE F
                               Guaranty Agreements


         Each of the following Guaranty Agreements, as amended or supplemented, was entered into by and between The Education Resources Institute, Inc. and:

o Bank of America, N.A., dated April 30, 2001, for loans that were originated under Bank of America's BAGEL Loan Program, CEDU Loan Program and ISLP Loan Program.
o Bank of America, N.A., dated June 30, 2003, for loans that were originated under Bank of America's Direct to Consumer Loan Program.
o Bank One, N.A., dated May 13, 2002, for loans that were originated under Bank One's CORPORATE ADVANTAGE Loan Program and EDUCATION ONE Loan Program.
o Bank One, N.A., dated July 26, 2002, for loans that were originated under Bank One's M&T REFERRAL Loan Program
o Charter One Bank, N.A., dated as of December 29, 2003 for loans that were originated under Charter One's AAA Southern New England Bank Loan Program.
o Charter One Bank, N.A., dated October 31, 2003, for loans that were originated under Charter One's AES EducationGAIN Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's (AMS) TuitionPay Diploma Loan Program.
o Charter One Bank, N.A., dated July 15, 2003, for loans that were originated under Charter One's Brazos Alternative Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's CFS Direct to Consumer Loan Program.
o Charter One Bank, N.A., dated June 30, 2003, for loans that were originated under Charter One's Citibank Flexible Education Loan Program.
o Charter One Bank, N.A., dated July 1, 2002, for loans that were originated under Charter One's College Loan Corporation Loan Program.
o Charter One Bank, N.A., dated December 4, 2002, for loans that were originated under Charter One's Comerica Alternative Loan Program.
o Charter One Bank, N.A., dated December 1, 2003, for loans that were originated under Charter One's Custom Educredit Loan Program.
o Charter One Bank, N.A., dated May 10, 2004, for loans that were originated under Charter One's Edfinancial Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's Education Assistance Services Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's ESF Alternative Loan Program.
o Charter One Bank, N.A., dated September 15, 2003, for loans that were originated under Charter One's Extra Credit II Loan Program (North Texas Higher Education).
o Charter One Bank, N.A., dated September 20, 2003, for loans that were originated under Charter One's M&I Alternative Loan Program.
o Charter One Bank, N.A., dated November 17, 2003, for loans that were originated under Charter One's National Education Loan Program.

o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's Navy Federal Alternative Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's NextStudent Alternative Loan Program.
o Charter One Bank, N.A., dated March 26, 2004, for loans that were originated under Charter One's NextStudent Private Consolidation Loan Program.
o Charter One Bank, N.A., dated March 17, 2003, for loans that were originated under Charter One's PNC Bank Resource Loan Program.
o Charter One Bank, N.A., dated May 1, 2003, for loans that were originated under Charter One's SAF Alternative Loan Program.
o Charter One Bank, N.A., dated September 20, 2002, for loans that were originated under Charter One's Southwest Loan Program.
o Charter One Bank, N.A., dated March 25, 2004, for loans that were originated under Charter One's START Education Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's WAMU Alternative Student Loan Program.
o Chase Manhattan Bank USA, N.A., dated September 30, 2003, for loans that were originated under Chase's Chase Extra Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Compass Bank Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's DTC Alternative Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Navy Federal Referral Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Xanthus Loan Program.
o Citizens Bank of Rhode Island, dated October 1, 2002, for loans that were originated under Citizens Bank of Rhode Island's Pennsylvania State University Undergraduate and Continuing Education Loan Program.
o The Huntington National Bank, dated May 20, 2003, for loans that were originated under The Huntington National Bank's Huntington Bank Education Loan Program.
o Manufacturers and Traders Trust Company, dated April 29, 2004, for loans that were originated under Manufacturers and Traders Trust Company's Alternative Loan Program.
o National City Bank, dated July 26, 2002, for loans that were originated under National City Bank's National City Loan Program.
o PNC Bank, N.A., dated April 22, 2004, for loans that were originated under PNC Bank's Alternative Conforming Loan Program.
o SunTrust Bank, dated March 1, 2002, for loans that were originated under SunTrust Bank's SunTrust Alternative Loan Program.

                                   SCHEDULE G
                               Deposit Agreements


         Each of the following Deposit and Security Agreements, as amended or supplemented, was entered into by and among The Education Resources Institute, Inc., The First Marblehead Corporation, U.S. Bank National Association (successor in interest to State Street Bank and Trust Company) and:

o Bank of America, N.A., dated April 30, 2001, for loans that were originated under Bank of America's BAGEL Loan Program, CEDU Loan Program and ISLP Loan Program.
o Bank of America, N.A., dated June 30, 2003, for loans that were originated under Bank of America's Direct to Consumer Loan Program.
o Bank One, N.A., dated April 30, 2001, for loans that were originated under Bank One's CORPORATE ADVANTAGE Loan Program and EDUCATION ONE Loan Program.
o Bank One, N.A., dated July 26, 2002, for loans that were originated under Bank One's M&T REFERRAL Loan Program
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's (AMS) TuitionPay Diploma Loan Program.
o Charter One Bank, N.A., dated July 15, 2003, for loans that were originated under Charter One's Brazos Alternative Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's CFS Direct to Consumer Loan Program.
o Charter One Bank, N.A., dated June 30, 2003, for loans that were originated under Charter One's Citibank Flexible Education Loan Program.
o Charter One Bank, N.A., dated July 1, 2002, for loans that were originated under Charter One's College Loan Corporation Loan Program.
o Charter One Bank, N.A., dated December 4, 2002, for loans that were originated under Charter One's Comerica Alternative Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's Education Assistance Services Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's ESF Alternative Loan Program.
o Charter One Bank, N.A., dated September 15, 2003, for loans that were originated under Charter One's Extra Credit II Loan Program (North Texas Higher Education).
o Charter One Bank, N.A., dated September 20, 2003, for loans that were originated under Charter One's M&I Alternative Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's Navy Federal Alternative Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's NextStudent Alternative Loan Program.
o Charter One Bank, N.A., dated March 17, 2003, for loans that were originated under Charter One's PNC Bank Resource Loan Program.
o Charter One Bank, N.A., dated May 1, 2003, for loans that were originated under Charter One's SAF Alternative Loan Program.
o Charter One Bank, N.A., dated September 20, 2002, for loans that were originated under Charter One's Southwest Loan Program.

o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's WAMU Alternative Student Loan Program.
o Citizens Bank of Rhode Island, dated October 1, 2002, for loans that were originated under Citizens Bank of Rhode Island's Pennsylvania State University Undergraduate and Continuing Education Loan Program.
o The Huntington National Bank, dated May 20, 2003, for loans that were originated under The Huntington National Bank's Huntington Bank Education Loan Program.
o National City Bank, dated July 26, 2002, for loans that were originated under National City Bank's National City Loan Program.
o SunTrust Bank, dated March 1, 2002, for loans that were originated under SunTrust Bank's SunTrust Alternative Loan Program.

         Each of the following Control Agreements, as amended or supplemented, was entered into by and among The First Marblehead Corporation, U.S. Bank National Association and:

o Charter One Bank, N.A., dated December 29, 2003, for loans that were originated under Charter One's AAA Southern New England Bank Loan Program.
o Charter One Bank, N.A., dated October 31, 2003, for loans that were originated under Charter One's AES EducationGAIN Loan Program.
o Charter One Bank, N.A., dated December 1, 2003, for loans that were originated under Charter One's Custom Educredit Loan Program.
o Charter One Bank, N.A., dated May 10, 2004, for loans that were originated under Charter One's Edfinancial Loan Program.
o Charter One Bank, N.A., dated November 17, 2003, for loans that were originated under Charter One's National Education Loan Program.
o Charter One Bank, N.A., dated March 26, 2004, for loans that were originated under Charter One's NextStudent Private Consolidation Loan Program.
o Charter One Bank, N.A., dated March 1, 2004, for loans that were originated under Charter One's START Education Loan Program.
o Chase Manhattan Bank USA, N.A., dated September 30, 2003, for loans that were originated under Chase's Chase Extra Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Compass Bank Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's DTC Alternative Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Navy Federal Referral Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Xanthus Loan Program
o Manufacturers and Traders Trust Company, dated April 29, 2004, for loans that were originated under Manufacturers and Traders Trust Company's Alternative Loan Program.
o PNC Bank, dated April 22, 2004, for loans that were originated under PNC Bank's PNC Bank Alternative Loan Program.

         Each of the following Security Agreements, as amended or supplemented, was entered into by and between The Education Resources Institute, Inc. and:

o Charter One Bank, N.A., dated December 29, 2003, for loans that were originated under Charter One's AAA Southern New England Bank Loan Program.
o Charter One Bank, N.A., dated October 31, 2003, for loans that were originated under Charter One's AES EducationGAIN Loan Program.
o Charter One Bank, N.A., dated December 1, 2003, for loans that were originated under Charter One's Custom Educredit Loan Program.
o Charter One Bank, N.A., dated May 10, 2004, for loans that were originated under Charter One's Edfinancial Loan Program.
o Charter One Bank, N.A., dated November 17, 2003, for loans that were originated under Charter One's National Education Loan Program.
o Charter One Bank, N.A., dated March 26, 2004, for loans that were originated under Charter One's NextStudent Private Consolidation Loan Program.
o Charter One Bank, N.A., dated March 1, 2004, for loans that were originated under Charter One's START Education Loan Program.
o Chase Manhattan Bank USA, N.A., dated September 30, 2003, for loans that were originated under Chase's Chase Extra Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Compass Bank Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's DTC Alternative Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Navy Federal Referral Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Xanthus Loan Program
o Manufacturers and Traders Trust Company, dated April 29, 2004, for loans that were originated under Manufacturers and Traders Trust Company's Alternative Loan Program.
o PNC Bank, dated April 22, 2004, for loans that were originated under PNC Bank's PNC Bank Alternative Loan Program.

                                   SCHEDULE H
                           Loan Origination Agreements


         Each of the following Loan Origination Agreements, as amended or supplemented, was entered into by and between The Education Resources Institute, Inc. and:

o Bank of America, N.A., dated May 1, 2001, for loans that were originated under Bank of America's BAGEL Loan Program, CEDU Loan Program and ISLP Loan Program.
o Bank of America, N.A., dated June 30, 2003, for loans that were originated under Bank of America's Direct to Consumer Loan Program.
o Bank One, N.A., dated May 13, 2002, for loans that were originated under Bank One's CORPORATE ADVANTAGE Loan Program and EDUCATION ONE Loan Program.
o Bank One, N.A., dated July 26, 2002, for loans that were originated under Bank One's M&T REFERRAL Loan Program
o Charter One Bank, N.A., dated as of December 29, 2003 for loans that were originated under Charter One's AAA Southern New England Bank Loan Program
o Charter One Bank, N.A., dated October 31, 2003, for loans that were originated under Charter One's AES EducationGAIN Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's (AMS) TuitionPay Diploma Loan Program.
o Charter One Bank, N.A., dated July 15, 2003, for loans that were originated under Charter One's Brazos Alternative Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's CFS Direct to Consumer Loan Program.
o Charter One Bank, N.A., dated June 30, 2003, for loans that were originated under Charter One's Citibank Flexible Education Loan Program.
o Charter One Bank, N.A., dated July 1, 2002, for loans that were originated under Charter One's College Loan Corporation Loan Program.
o Charter One Bank, N.A., dated December 4, 2002, for loans that were originated under Charter One's Comerica Alternative Loan Program.
o Charter One Bank, N.A., dated December 1, 2003, for loans that were originated under Charter One's Custom Educredit Loan Program.
o Charter One Bank, N.A., dated May 10, 2004, for loans that were originated under Charter One's Edfinancial Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's Education Assistance Services Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's ESF Alternative Loan Program.

o Charter One Bank, N.A., dated September 15, 2003, for loans that were originated under Charter One's Extra Credit II Loan Program (North Texas Higher Education).
o Charter One Bank, N.A., dated September 20, 2003, for loans that were originated under Charter One's M&I Alternative Loan Program.
o Charter One Bank, N.A., dated November 17, 2003, for loans that were originated under Charter One's National Education Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's Navy Federal Alternative Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's NextStudent Alternative Loan Program.
o Charter One Bank, N.A., dated March 26, 2004, for loans that were originated under Charter One's NextStudent Private Consolidation Loan Program.
o Charter One Bank, N.A., dated March 17, 2003, for loans that were originated under Charter One's PNC Bank Resource Loan Program.
o Charter One Bank, N.A., dated May 1, 2003, for loans that were originated under Charter One's SAF Alternative Loan Program.
o Charter One Bank, N.A., dated September 20, 2002, for loans that were originated under Charter One's Southwest Loan Program.
o Charter One Bank, N.A., dated March 25, 2004, for loans that were originated under Charter One's START Education Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's WAMU Alternative Student Loan Program.
o Chase Manhattan Bank USA, N.A., dated September 30, 2003, for loans that were originated under Chase's Chase Extra Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Compass Bank Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's DTC Alternative Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Navy Federal Referral Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Xanthus Loan Program.
o The Huntington National Bank, dated May 20, 2003, for loans that were originated under The Huntington National Bank's Huntington Bank Education Loan Program.
o Manufacturers and Traders Trust Company, dated April 29, 2004, for loans that were originated under Manufacturers and Traders Trust Company's Alternative Loan Program.
o National City Bank, dated July 26, 2002, for loans that were originated under National City Bank's National City Loan Program.
o PNC Bank, dated April 22, 2004, for loans that were originated under PNC Bank's PNC Bank Alternative Loan Program.
o SunTrust Bank, dated March 1, 2002, for loans that were originated under SunTrust Bank's SunTrust Alternative Loan Program.

The following Loan Origination Agreement, as amended or supplemented, was entered into by and between the Pennsylvania Higher Education Assistance Agency and:

o Bank of America, N.A., dated May 8, 2000, for loans that were originated under Bank of America's CEDU prepGATE Loan Program.